REVENUE	12 Months Ended
Dec. 31, 2021
REVENUE
REVENUE

24.   REVENUE

Revenue consists of ASC 606 and ASC 842 revenue. The Group's revenues , net of value-added tax, disaggregated by revenue source are as follows:

	For the Years Ended December 31,
	2019	2020	2021	2021
	RMB	RMB	RMB	US$
ASC 606 revenue:
Management and technical support	48,416	36,948	64,599	10,137
Brand royalty fees	5,081	—	—	—
Medical solution	9,482	26,105	217,375	34,110
Medical service	54,048	76,997	101,854	15,983
Medicine income	22,777	30,055	59,321	9,309
ASC 606 revenue	139,804	170,105	443,149	69,539
ASC 842 revenue:
Operating lease income*	53,485	45,847	35,913	5,635
Sales-type lease income*	1,130	4,130	5,210	818
Direct financing lease income*	3,944	2,929	1,361	214
ASC 842 revenue	58,559	52,906	42,484	6,667
Total revenue	198,363	223,011	485,633	76,206

*     Operating lease income, sales-type lease income and direct financing lease income were recognized under ASC 842, Leases.